EXHIBIT 32




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                                  CERTIFICATION

     In connection with the Annual Report of BoomJ, Inc. (the "Company") on Form 10-KSB for the year ending October 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), we, Robert J. McNulty, President and Chief Executive Officer and Mark V. Noffke, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


February 6, 2008                       /s/ Robert J. McNulty
                                       ---------------------------------------
                                       Robert J. McNulty, Principal Executive
                                       Officer


February 6, 2008                       /s/ Mark V. Noffke
                                       -------------------------------------
                                       Mark V. Noffke, Principal Financial
                                       Officer